SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):  October 15, 1998
                                   -----------------

     California Infrastructure and Economic Development Bank
                  Special Purpose Trust SDG&E-1
            Rate Reduction Certificates, Series 1997-1

                          SDG&E FUNDING LLC
-------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


DELAWARE                     333-30761                   95-1184800
-------------------------------------------------------------------
(State of incorporation      (Commission           (I.R.S. Employer
or organization)             File Number)        Identification No.


101 ASH STREET, ROOM 111, SAN DIEGO, CALIFORNIA              92101
-------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                                     (619) 696-2328
Registrant's telephone number, including area code-----------------


-------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 5.  Other Events

 On October 15, 1998 Registrant received notification that Bankers Trust Company of California, N.A. , the Certificate Trustee for holders of the Rate Reduction Certificates issued by the California Infrastructure and Economic Development Bank Special Purpose Trust SDG&E-1, has advised the Certificate holders concerning Proposition 9 which will be voted on by California voters on November 3, 1998, and actions related thereto (see attached exhibit).

Item 7.  Financial Statements And Exhibits.

   (c)Exhibits
         99.1 Trustee's letter to Certificate holders and enclosures

                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SDG&E FUNDING LLC
                                           (Registrant)


Date: October 15, 1998                  By: /s/ James P. Trent
      ----------------                 ---------------------------
                                       James P. Trent
                                       Chief Financial Officer and
                                       Chief Accounting Officer